MERRILL LYNCH
GLOBAL
HOLDINGS, INC.



FUND LOGO



Semi-Annual Report

May 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
Global Holdings, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper






MERRILL LYNCH GLOBAL HOLDINGS, INC.



Worldwide
Investments
As of 5/31/99

                                                          Percent of
Ten Largest Industries                                    Net Assets

Telecommunications                                          19.9%
Banking & Financial                                         17.2
Insurance                                                   11.6
Pharmaceuticals                                             10.0
Communications Equipment                                     4.0
Multi-Industry                                               3.3
Retail Specialty                                             3.0
Financial Services                                           2.6
Software--Computer                                           2.5
Electrical Equipment                                         2.4


                                        Country of         Percent of
Ten Largest Equity Holdings             Origin             Net Assets

Vodafone Group PLC                      United Kingdom       3.7%
COLT Telecom Group PLC                  United Kingdom       3.5
Cisco Systems, Inc.                     United States        3.5
National Westminster Bank PLC           United Kingdom       3.4
Veba AG                                 Germany              2.4
Minnesota Mining and Manufacturing
  Company (3M)                          United States        2.3
SAP AG (Systeme, Anwendungen,
  Produkte in der Datenverarbei-
  tung) (Preferred)                     Germany              2.2
Bristol-Myers Squibb Company            United States        2.1
General Electric Company                United States        2.1
Sprint Corp. (FON Group)                United States        2.0


Officers and
Directors


Terry K. Glenn, President and Director
Donald Cecil, Director
Roland M. Machold, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary


Philip M. Mandel, Secretary of Merrill Lynch Global Holdings, Inc. has recently retired. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Mandel well in his retirement.


Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Holdings, Inc., May 31, 1999


DEAR SHAREHOLDER


For the quarter ended May 31, 1999, total returns for Merrill Lynch Global Holdings, Inc.'s Class A, Class B, Class C and Class D Shares were +1.77, +1.57%, +1.50% and +1.71%, respectively. The total return for the unmanaged Morgan Stanley Capital International (MSCI) World Stock Index was +4.27% (in US dollar terms) for the same three-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 and 5 of this report to shareholders.)

The Fund's underperformance relative to the MSCI World Stock Index primarily reflects the absence of any significant equity investments in the Asian markets, including Japan, and the Latin American markets. We believe that the stock price increases in these markets are not supported by a sustainable uptrend in domestic consumer spending and an uptrend in corporate profits. The recently reported upturn in gross domestic product growth in Japan reflects an almost 50% annualized rate of growth in public sector spending on infrastructure projects. The most recent labor market report in Japan showed a net loss of about 250,000 jobs in the employed labor force as private corporations close manufacturing facilities and lay off employees. Consumer spending on a year-to-year comparison, including spending on automobiles, is down. Consumer confidence levels have risen recently from record lows as the government has increased spending on an annualized basis by about $800 billion. We are focusing on the potential prospects for a recovery of corporate profits among major corporations before increasing the Fund's investments in Japan and some of the other more developed markets in Asia.

During the May quarter, investors shifted assets from large-capitalization growth companies to value companies. Starting in mid-April, there was a substantial increase in stock prices of companies in the energy, energy services, aluminum, steel, paper, chemical, motor vehicles, construction and agricultural equipment and industrial equipment industries. There were similar increases in stock prices of energy, industrial and basic commodity companies in the other major stock markets of Europe and Asia. Merrill Lynch Global Holdings, Inc. is focused on companies in the telecommunications, banking and financial, insurance and pharmaceuticals industries. Companies in these industries are not dependent on a cyclical upturn in consumer spending on housing and consumer durable goods, including motor vehicles, and corporate capital spending for continued increases in earnings and improved rates of return.


The Environment
Our expectation of a slowdown in the rates of real growth in consumer spending and capital spending in the United States and the other industrialized economies appears to be materializing. The United States appears to remain the strongest consumer spending market in the world. However, we expect the rate of growth of spending to slow during the remainder of 1999. During the May quarter, long-term US Treasury and residential mortgage interest rates increased to such an extent that starts for construction of new homes declined for several months. Also, the level of mortgage refinancing has declined by almost 80%. Recently, we have had new peak levels of real demand for new homes and automobiles. However, it is likely that these levels of demand will decline in upcoming months. In addition, the continuing net loss of manufacturing jobs in the United States and Europe to producers in lower-wage markets in Asia and Latin America has started to reduce the rate of increase in average hourly wages resulting from a higher percentage of lower wage jobs. Finally, during the May quarter, the increase in energy prices, including gasoline pump prices, has the potential to reduce discretionary spending on other consumer goods and services.

It appears that the relatively high rates of growth in real consumer spending in the United States during the fourth quarter of 1998 and first quarter 1999-in combination with rising energy prices from the reduction of oil production by Organization of Petroleum Exporting Countries member nations and rising long-term US interest rates-- has created expectations of an acceleration in the rate of growth of real business activity around the world. We believe that a continuation of easier monetary policies among the major industrial economies in conjunction with higher rates of growth of public sector spending can produce an uptrend in rates of real economic growth on a worldwide basis over an extended period of time. However, we believe that we have a significant period of adjustment ahead of us before we experience such a period of sustainable real growth and improvement in corporate profits around the globe. We anticipate that the growth rates in real business activity and consumer spending in the major developed economies will be relatively subdued during the remainder of 1999 as governments, other than that of the United States, struggle with relatively high budget deficits and high rates of unemployment. The world's major economies appear on a recovery path from the dislocations of 1998. The path is likely to be uneven and include some other dislocations as governments and private corporations attempt to rationalize an excess of productive capacity in many industries.


Investment Strategy
During the May quarter, we continued to reduce the Fund's weightings in large- capitalization technology companies as well as companies in Asia and Latin America. During 1998, these investments were important contributors to the positive investment results. During January 1999, we began to believe that the slowdown in the overall real rate of growth of consumer spending and business activity around the world was starting to cause reductions in the rate of spending on computers and software. Consequently, during the February quarter we made significant reductions in the Fund's technology weighting. In the May quarter, we eliminated Baan
Company, NV and STMicroelectronics NV for valuation reasons. We also reduced our positions in Applied Materials, Inc., Compaq Computer Corporation, Dell Computer Corporation, Intel Corporation and International Business Machines Corporation. We eliminated our investment in Hutchison Whampoa Limited in Hong Kong for valuation reasons. Also, we sold the portfolio's equity investments in stock distributions in the subsidiaries of Telecomunicacoes Brasileiras SA-Telebras in Brazil in response to our concerns about the continued deterioration in consumer markets and business prospects over the remainder of 1999. Subsequent to our liquidation of these investments, the reports of quarterly operating results by these companies, including the cellular companies, proved to be a disappointment to investment analysts who reduced estimates of earnings, cash flow and stock price expectations. We sold our position in the Royal Bank of Scotland Group PLC, which had been a major equity investment, for valuation reasons.

We made a number of additions to the Fund during the May quarter in the healthcare, banking and financial services, food merchandising, energy and telecommunications industries. In the healthcare sector, we added Abbott Laboratories because we believe the company's stock valuation is very attractive relative to expectations of an increase in the rate of growth of earnings and rates of return on assets as new executive leadership within the company orchestrates restructuring of its businesses. We also purchased shares of Amgen Inc., the leading biotechnology organization, because we believe that valuation is attractive and the growth prospects for one of the two major products look better.

In the banking and financial services industry, we added Banco Santander Central Hispano, SA in Spain because its valuation is attractive relative to prospects for above-average growth in earnings. In addition, we view the valuation of The Hartford Financial Services Group, Inc. in the United States as attractive relative to prospects for improved rates of return and faster earnings growth from internal restructuring by the existing management.

Albertson's, Inc., one of the leading US food merchandising organizations, appears to have an attractive valuation and prospects for an improvement in rates of return and earnings growth as management moves forward with a major increase in new stores and an expansion and reformatting of older outlets. We added Fred Meyer, Inc., a major US West Coast food retailer, to the portfolio. The company was subsequently acquired by The Kroger Co., another leading food merchandiser and a Fund holding. We believe the continued consolidation of the food merchandising industry in the United States among fewer major corporations, both domestic and foreign-based, is likely to result in an improvement in operational returns and rates of growth in earnings for the best-managed organizations.

In the energy sector, we purchased shares of El Paso Energy Corporation in response to the attractive valuation and the prospects for improved rates of growth as management consolidates its position as the leading nationwide distributor of natural gas, which is becoming the fuel of choice for the new unregulated electric power plants. Enron Corp. has the leading market share and is one of the most rapidly growing wholesalers of unregulated electricity in the United States. We believe that the valuation is attractive and the growth prospects for earnings are above average.


Merrill Lynch Global Holdings, Inc., May 31, 1999


TeleDanmark A/S, the leading telecommunications company in Denmark, is improving growth rates in revenues and earnings from the introduction of new digital, broadband communication services to both commercial and retail customers with the assistance of professional managers from Ameritech, which has a major investment in the company. First Data Corporation has the leading market share and is gaining market share in the rapidly growing markets for on-line guarantee of checks, credit card transaction authorization and processing and credit card issuance. The stock appears attractively valued and has a unique positioning in the business of electronic commerce. We added Cable & Wireless Optus Limited of Australia in response to the attractive valuation and the prospects for above-average growth and profitability of the company's cellular telephone operations.

Unilever NV appears to have an attractive valuation and we expect improved operational returns from the ongoing restructuring of operations around the world.


In Conclusion
We continue to have a positive outlook for equity markets in 1999. We believe that the shift by central bankers around the world to lower short-term interest rates and improved liquidity starting in September 1998 was a strong underpinning for the recovery of global equity markets.

We thank you for your continued investment in Merrill Lynch Global Holdings, Inc., and we look forward to reviewing our outlook and strategy in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager






July 13, 1999







PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance Results
                                                                                           Ten Years/
                                                       12 Month          3 Month        Since Inception
                                                     Total Return      Total Return       Total Return
ML Global Holdings, Inc. Class A Shares*                + 7.73%            +1.77%           +163.23%
ML Global Holdings, Inc. Class B Shares*                + 6.66             +1.57            +137.69
ML Global Holdings, Inc. Class C Shares*                + 6.53             +1.50            + 53.60
ML Global Holdings, Inc. Class D Shares*                + 7.48             +1.71            + 59.40
World Stock Index**                                     +13.13             +4.27         +179.96/+97.39

 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Company's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 5/31/99 and Class C & Class D Shares, from 10/21/94 to 5/31/99.

**The Morgan Stanley Capital International World Stock Index is an unmanaged US dollar-denominated index of world stock markets compiled by Capital International Perspective S.A. and published in Morgan-Stanley Capital International Perspective. Ten years/since inception total returns are for the ten years ended 5/31/99 and from 10/31/94 to 5/31/99, respectively.


Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/99                        +11.25%        + 5.41%
Five Years Ended 3/31/99                  +10.98         + 9.79
Ten Years Ended 3/31/99                   +10.76         +10.16

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/99                        +10.13%         +6.35%
Five Years Ended 3/31/99                  + 9.84          +9.84
Ten Years Ended 3/31/99                   + 9.62          +9.62

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/99                        +10.11%        + 9.16%
Inception (10/21/94) through 3/31/99      +10.70         +10.70

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/99                        +10.95%        + 5.12%
Inception (10/21/94) through 3/31/99      +11.59         +10.25

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Global Holdings, Inc., May 31, 1999


SCHEDULE OF INVESTMENTS                                                                                 (in US dollars)
NORTH                                    Shares                                                        Value      Percent of
AMERICA         Industries                Held            Investments                    Cost        (Note 1a)    Net Assets
Canada          Communications           2,000     Nortel Networks Corporation        $     29,497   $    150,000      0.1%
                Equipment

                Telecommunications      50,000   ++MetroNet Communications Corp. 'B'     1,450,921      2,831,250      1.1

                                                   Total Investments in Canada           1,480,418      2,981,250      1.2

United States   Advertising             15,000     The Interpublic Group of
                                                   Companies, Inc.                       1,126,680      1,136,250      0.4

                Banking & Financial     63,000     Bank One Corporation                  3,181,193      3,563,438      1.4
                                        57,000     Bank of America Corporation           3,675,902      3,687,188      1.4
                                        50,000     Citigroup Inc.                        2,774,253      3,312,500      1.3
                                       140,000     Mellon Bank Corporation               4,835,347      4,996,250      1.9
                                                                                      ------------   ------------    ------
                                                                                        14,466,695     15,559,376      6.0

                Broadcasting/Radio &    30,000   ++CBS Corporation                         814,682      1,252,500      0.5
                Television              26,000   ++Chancellor Media Corporation            937,761      1,319,500      0.5
                                        20,000   ++Clear Channel Communications, Inc.      813,182      1,321,250      0.5
                                        30,000   ++Infinity Broadcasting Corp.
                                                   (Class A)                               849,300        766,875      0.3
                                                                                      ------------   ------------    ------
                                                                                         3,414,925      4,660,125      1.8

                Chemicals               48,000     E.I. du Pont de Nemours and Company   2,633,354      3,141,000      1.2

                Communications          82,000   ++Cisco Systems, Inc.                   1,734,414      8,932,875      3.5
                Equipment

                Computers               15,000     Compaq Computer Corporation             538,763        355,313      0.1
                                         7,000   ++Dell Computer Corporation               143,852        240,625      0.1
                                        20,000     International Business Machines
                                                   Corporation                           1,873,125      2,326,250      0.9
                                                                                      ------------   ------------    ------
                                                                                         2,555,740      2,922,188      1.1

                Cosmetics                7,000     The Gillette Company                    305,374        357,000      0.1

                Diversified             70,000     Minnesota Mining and
                                                   Manufacturing Company (3M)            5,373,682      6,002,500      2.3

                Electrical Equipment    52,000     General Electric Company              5,243,352      5,287,750      2.1

                Electronics              8,000     Intel Corporation                       110,750        434,500      0.2
                                         3,000     Texas Instruments Incorporated           72,840        328,125      0.1
                                                                                      ------------   ------------    ------
                                                                                           183,590        762,625      0.3

                Energy                  55,000     El Paso Energy Corporation            2,106,324      1,983,438      0.8
                                         4,000     Enron Corp.                             279,228        285,500      0.1
                                                                                      ------------   ------------    ------
                                                                                         2,385,552      2,268,938      0.9

                Entertainment           50,000     The Walt Disney Company               1,740,385      1,456,250      0.6

                Financial Services      12,000     Federal Home Loan Mortgage
                                                   Association                             740,802        699,750      0.3
                                        35,000     Federal National Mortgage
                                                   Association                           2,459,472      2,380,000      0.9
                                        15,000     Franklin Resources, Inc.                547,463        652,500      0.3
                                        27,000     Morgan Stanley Dean Witter & Co.      2,592,512      2,605,500      1.0
                                         5,013     T. Rowe Price Associates, Inc.          188,698        193,627      0.1
                                                                                      ------------   ------------    ------
                                                                                         6,528,947      6,531,377      2.6

                Food Merchandising       5,000     Albertson's, Inc.                       253,183        267,500      0.1
                                         5,000   ++The Kroger Co.                          256,034        292,812      0.1
                                        14,000   ++Safeway Inc.                            767,402        651,000      0.3
                                                                                      ------------   ------------    ------
                                                                                         1,276,619      1,211,312      0.5

                Household Products      27,000     Kimberly-Clark Corporation            1,370,502      1,584,562      0.6
                                        20,000     The Procter & Gamble Company          1,840,754      1,867,500      0.7
                                                                                      ------------   ------------    ------
                                                                                         3,211,256      3,452,062      1.3

                Information             30,000   ++America Online, Inc.                  2,283,087      3,581,250      1.4
                Processing              40,000     First Data Corporation                1,623,351      1,797,500      0.7
                                                                                      ------------   ------------    ------
                                                                                         3,906,438      5,378,750      2.1

                Insurance               10,000     Aetna Inc.                              834,263        908,125      0.4
                                        35,000     American International Group, Inc.    3,121,356      4,000,938      1.6
                                        40,000     The Hartford Financial
                                                   Services Group, Inc.                  2,387,123      2,530,000      1.0
                                                                                      ------------   ------------    ------
                                                                                         6,342,742      7,439,063      3.0

                Medical Technology      27,000     Abbott Laboratories                   1,292,963      1,220,063      0.5
                                        13,000   ++Boston Scientific Corporation           306,631        493,188      0.2
                                         5,000     Johnson & Johnson                       287,800        463,125      0.2
                                                                                      ------------   ------------    ------
                                                                                         1,887,394      2,176,376      0.9

                Pharmaceuticals          6,000   ++Amgen Inc.                              376,975        379,500      0.1
                                        80,000     Bristol-Myers Squibb Company          4,400,234      5,490,000      2.1
                                        74,000     Merck & Co., Inc.                     4,989,548      4,995,000      1.9
                                        45,000     Pfizer Inc.                           1,437,756      4,815,000      1.9
                                                                                      ------------   ------------    ------
                                                                                        11,204,513     15,679,500      6.0

                Restaurants             40,000     McDonald's Corporation                1,351,190      1,540,000      0.6

                Retail Specialty         8,000   ++Abercrombie & Fitch Co. (Class A)       385,355        673,000      0.3
                                        50,000     CVS Corporation                       1,484,280      2,300,000      0.9
                                         5,000     The Gap, Inc.                           209,827        312,813      0.1
                                        30,340     Lowe's Companies, Inc.                1,641,418      1,575,784      0.6
                                        40,000   ++Staples, Inc.                           957,333      1,147,500      0.4
                                        75,000     Walgreen Co.                          2,196,391      1,743,750      0.7
                                                                                      ------------   ------------    ------
                                                                                         6,874,604      7,752,847      3.0

                Retail Stores           40,000     The TJX Companies, Inc.               1,242,917      1,200,000      0.5

                Semiconductors          10,000   ++Applied Materials, Inc.                 303,438        550,000      0.2

                Software--Computer      10,000   ++Microsoft Corporation                   454,500        806,875      0.3

                Telecommunications      67,500     AT&T Corp.                            3,748,428      3,746,250      1.5
                                        57,000     GTE Corporation                       3,253,476      3,594,563      1.4
                                        45,000   ++MCI WorldCom Inc.                     3,352,500      3,884,062      1.5
                                        45,000     Sprint Corp. (FON Group)              2,831,576      5,073,750      2.0
                                        35,000   ++Sprint Corp. (PCS Group)                913,894      1,575,000      0.6
                                                                                      ------------   ------------    ------
                                                                                        14,099,874     17,873,625      7.0

                Travel & Lodging        42,000     Carnival Corporation                  1,880,142      1,722,000      0.7

                                                   Total Investments in the
                                                   United States                       101,728,317    125,800,664     49.0

                                                   Total Investments in
                                                   North America                       103,208,735    128,781,914     50.2

PACIFIC BASIN/ASIA

Australia       Broadcasting &         100,000     The News Corporation Limited            708,451        828,217      0.3
                Publishing

                Telecommunications     400,000   ++Cable & Wireless Optus Limited          908,615        766,722      0.3

                                                   Total Investments in Australia        1,617,066      1,594,939      0.6



Merrill Lynch Global Holdings, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                     (in US dollars)
PACIFIC BASIN/                          Shares                                                          Value    Percent of
ASIA (concluded)Industries               Held               Investments                    Cost       (Note 1a)  Net Assets
Japan           Leisure                 10,000     Sony Corporation                   $    847,524   $    941,176      0.4%

                Photography            100,000     Canon, Inc.                           1,758,792      2,526,926      1.0

                Retail Stores           10,000     Ito-Yokado Co., Ltd.                    456,260        597,349      0.2

                Telecommunications         400   ++Nippon Telegraph & Telephone
                                                   Corporation (NTT)                     3,217,188      3,910,522      1.5

                                                   Total Investments in Japan            6,279,764      7,975,973      3.1

                                                   Total Investments in the
                                                   Pacific Basin/Asia                    7,896,830      9,570,912      3.7

WESTERN EUROPE

Denmark         Telecommunications      17,000   ++TeleDanmark A/S 'B'                   1,979,727      1,740,451      0.7

                                                   Total Investments in Denmark          1,979,727      1,740,451      0.7

Finland         Communications          14,000     Nokia Oyj                               196,985        997,766      0.4
                Equipment
                                                   Total Investments in Finland            196,985        997,766      0.4

France          Electrical Equipment    10,000   ++Alstom                                  340,815        295,839      0.1

                Food                     3,000     Groupe Danone SA                        713,873        827,640      0.3

                Information             10,000     Cap Gemini SA                         1,053,374      1,443,145      0.6
                Processing

                Insurance               20,000     Axa                                   2,689,377      2,309,450      0.9

                                                   Total Investments in France           4,797,439      4,876,074      1.9

Germany         Banking & Financial     70,000     Commerzbank AG                        2,004,376      1,967,735      0.7
                                        70,000     Deutsche Bank AG                      4,697,032      3,657,500      1.4
                                        60,000     Dresdner Bank AG                      2,280,538      2,232,120      0.9
                                                                                      ------------   ------------    ------
                                                                                         8,981,946      7,857,355      3.0

                Insurance                9,000     Allianz AG (Registered Shares)        2,896,335      2,464,110      1.0

                Multi-Industry          16,000     Mannesmann AG                         1,596,424      2,190,320      0.9
                                       110,000     Veba AG                               5,056,239      6,287,765      2.4
                                                                                      ------------   ------------    ------
                                                                                         6,652,663      8,478,085      3.3

                Retail Stores           40,000     Metro AG                              2,276,637      2,528,900      1.0

                Software--Computer      14,000     SAP AG (Systeme,
                                                   Anwendungen, Produkte in der
                                                   Datenverarbeitung) (Preferred)        6,083,300      5,610,605      2.2

                                                   Total Investments in Germany         26,890,881     26,939,055     10.5

Ireland         Banking & Financial    177,000     Allied Irish Banks PLC                3,169,530      2,353,740      0.9

                                                   Total Investments in Ireland          3,169,530      2,353,740      0.9

Italy           Banking & Financial    515,000     Banca di Roma                           748,050        753,445      0.3

                Insurance               80,000     Assicurazioni Generali                3,170,802      2,850,760      1.1
                                       450,000     Istituto Nazionale delle
                                                   Assicurazioni (INA)                   1,038,639      1,053,360      0.4
                                                                                      ------------   ------------    ------
                                                                                         4,209,441      3,904,120      1.5

                                                   Total Investments in Italy            4,957,491      4,657,565      1.8

Netherlands     Household Products      26,786     Unilever NV 'A'                       2,163,644      1,784,431      0.7

                Insurance               45,700     AEGON NV                              5,110,216      3,701,129      1.5
                                        48,000     ING Groep NV                          2,656,337      2,570,700      1.0
                                                                                      ------------   ------------    ------
                                                                                         7,766,553      6,271,829      2.5

                Leisure                 10,000   ++Koninklijke (Royal) Philips
                                                   Electronics NV                          295,300        859,512      0.3

                Telecommunications      52,200   ++Equant                                1,950,528      4,309,371      1.7

                                                   Total Investments in the
                                                   Netherlands                          12,176,025     13,225,143      5.2

Spain           Banking & Financial     50,000     Banco Santander Central
                                                   Hispano, SA                             963,726      1,045,000      0.4

                                                   Total Investments in Spain              963,726      1,045,000      0.4

Switzerland     Food                     1,366     Nestle SA (Registered Shares)         2,459,614      2,465,266      0.9

                Insurance                3,525     Zurich Allied AG                      2,424,159      2,081,164      0.8

                Pharmaceuticals          2,055     Novartis AG (Registered Shares)       3,692,058      2,994,004      1.2

                                                   Total Investments in Switzerland      8,575,831      7,540,434      2.9

United Kingdom  Banking &              140,000     Barclays PLC                          3,609,402      4,243,500      1.7
                Financial              285,000     Lloyds TSB Group PLC                  3,984,525      3,764,821      1.5
                                       385,000     National Westminster Bank PLC         7,320,642      8,827,736      3.4
                                                                                      ------------   ------------    ------
                                                                                        14,914,569     16,836,057      6.6

                Electrical Equipment   100,000     BTR Siebe PLC                           372,866        455,541      0.2

                Insurance               85,000     CGU PLC                               1,270,984      1,241,250      0.5
                                       454,545     Royal & Sun Alliance
                                                   Insurance Group PLC                   6,672,402      3,715,512      1.4
                                                                                      ------------   ------------    ------
                                                                                         7,943,386      4,956,762      1.9

                Pharmaceuticals         58,000     AstraZeneca Group PLC                 2,423,115      2,304,095      0.9
                                       115,000     Glaxo Wellcome PLC                    3,758,190      3,226,098      1.3
                                       115,000     SmithKline Beecham PLC                1,577,426      1,498,883      0.6
                                                                                      ------------   ------------    ------
                                                                                         7,758,731      7,029,076      2.8

                Telecommunications     424,000   ++COLT Telecom Group PLC                5,096,200      8,948,018      3.5
                                        45,000   ++Energis PLC                           1,322,355      1,085,133      0.4
                                       500,000     Vodafone Group PLC                    9,226,166      9,519,134      3.7
                                                                                      ------------   ------------    ------
                                                                                        15,644,721     19,552,285      7.6

                                                   Total Investments in the
                                                   United Kingdom                       46,634,273     48,829,721     19.1

                                                   Total Investments in
                                                   Western Europe                      110,341,908    112,204,949     43.8

SHORT-TERM                             Face
SECURITIES                            Amount                 Issue

                Commercial Paper*  $ 4,705,000     General Motors Acceptance
                                                   Corp., 4.94% due 6/01/1999            4,703,063      4,703,063      1.9

                                                   Total Investments in
                                                   Short-Term Securities                 4,703,063      4,703,063      1.9

                Total Investments                                                     $226,150,536    255,260,838     99.6
                                                                                      ============
                Other Assets Less Liabilities                                                           1,111,489      0.4
                                                                                                     ------------    ------
                Net Assets                                                                           $256,372,327    100.0%
                                                                                                     ============    ======


               *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the
                Company.
              ++Non-income producing security.

                See Notes to Financial Statements.




Merrill Lynch Global Holdings, Inc., May 31, 1999


STATEMENT OF ASSETS AND LIABILITIES
                    As of May 31, 1999
Assets:             Investments, at value (identified cost--$226,150,536) (Note 1a)                         $255,260,838
                    Cash                                                                                         440,633
                    Receivables:
                      Dividends                                                            $  1,147,635
                      Capital shares sold                                                       216,016        1,363,651
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          22,688
                                                                                                            ------------
                    Total assets                                                                             257,087,810
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   250,953
                      Investment adviser (Note 2)                                               203,995
                      Distributor (Note 2)                                                       18,719          473,667
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       241,816
                                                                                                            ------------
                    Total liabilities                                                                            715,483
                                                                                                            ------------

Net Assets:         Net assets                                                                              $256,372,327
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $  1,641,417
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                156,816
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                  7,906
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                 60,331
                    Paid-in capital in excess of par                                                         152,113,629
                    Undistributed investment income--net                                                         455,115
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        72,856,682
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                29,080,431
                                                                                                            ------------
                    Net assets                                                                              $256,372,327
                                                                                                            ============

Net Asset           Class A--Based on net assets of $226,863,595 and 16,414,171
Value:                       shares outstanding                                                             $      13.82
                                                                                                            ============
                    Class B--Based on net assets of $20,221,647 and 1,568,164
                             shares outstanding                                                             $      12.90
                                                                                                            ============
                    Class C--Based on net assets of $1,013,701 and 79,057
                             shares outstanding                                                             $      12.82
                                                                                                            ============
                    Class D--Based on net assets of $8,273,384 and 603,305
                             shares outstanding                                                             $      13.71
                                                                                                            ============

                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1999
Investment Income   Dividends (net of $246,421 foreign withholding tax)                                     $  2,525,160
(Notes 1d & 1e):    Interest and discount earned                                                                 530,300
                                                                                                            ------------
                    Total income                                                                               3,055,460
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  1,335,359
                    Transfer agent fees--Class A (Note 2)                                       237,058
                    Account maintenance and distribution fees--Class B (Note 2)                 112,015
                    Printing and shareholder reports                                             70,374
                    Custodian fees                                                               64,878
                    Professional fees                                                            44,768
                    Registration fees (Note 1f)                                                  31,383
                    Accounting services (Note 2)                                                 31,062
                    Transfer agent fees--Class B (Note 2)                                        25,386
                    Directors' fees and expenses                                                 21,411
                    Account maintenance fees--Class D (Note 2)                                   10,103
                    Transfer agent fees--Class D (Note 2)                                         8,132
                    Account maintenance and distribution fees--Class C (Note 2)                   5,351
                    Pricing fees                                                                  1,779
                    Transfer agent fees--Class C (Note 2)                                         1,266
                    Other                                                                         4,663
                                                                                           ------------
                    Total expenses                                                                             2,004,988
                                                                                                            ------------
                    Investment income--net                                                                     1,050,472
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                       73,579,193
(Loss) on             Foreign currency transactions--net                                         82,064       73,661,257
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (48,750,477)
(Notes 1b, 1c,        Foreign currency transactions--net                                        (45,276)     (48,795,753)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments
                    and foreign currency transactions                                                         24,865,504
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 25,915,976
                                                                                                            ============

                    See Notes to Financial Statements.




Merrill Lynch Global Holdings, Inc., May 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                               May 31,       November 30,
                    Increase (Decrease) in Net Assets:                                          1999             1998
Operations:         Investment income (loss)--net                                          $  1,050,472     $   (945,783)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        73,661,257       41,355,924
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      (48,795,753)       4,119,266
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     25,915,976       44,529,407
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                               (37,234,769)     (39,878,951)
(Note 1g):            Class B                                                                (3,721,556)      (7,314,996)
                      Class C                                                                  (168,177)        (664,387)
                      Class D                                                                (1,195,012)        (999,340)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    distributions to shareholders                                           (42,319,514)     (48,857,674)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                      (14,787,303)    (134,289,599)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total decrease in net assets                                            (31,190,841)    (138,617,866)
                    Beginning of period                                                     287,563,168      426,181,034
                                                                                           ------------     ------------
                    End of period*                                                         $256,372,327     $287,563,168
                                                                                           ============     ============

                   *Undistributed (accumulated) investment income (loss)--net              $    455,115     $   (595,357)
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                       Class A++
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                                May 31,           For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                           1999        1998       1997         1996        1995
Per Share           Net asset value, beginning of period        $  14.73    $  15.05   $  15.12    $  13.87     $  12.82
Operating                                                       --------    --------   --------    --------     --------
Performance:        Investment income (loss)--net                    .06        (.02)      (.02)        .13          .05
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                               1.24        1.46        .86        1.87         1.52
                                                                --------    --------   --------    --------     --------
                    Total from investment operations                1.30        1.44        .84        2.00         1.57
                                                                --------    --------   --------    --------     --------
                    Less dividends and distributions:
                      Investment income--net                          --          --       (.02)         --         (.01)
                      In excess of investment income--net             --          --       (.10)         --           --
                      Realized gain on investments--net            (2.21)      (1.76)      (.79)       (.75)        (.51)
                                                                --------    --------   --------    --------     --------
                    Total dividends and distributions              (2.21)      (1.76)      (.91)       (.75)        (.52)
                                                                --------    --------   --------    --------     --------
                    Net asset value, end of period              $  13.82    $  14.73   $  15.05    $  15.12     $  13.87
                                                                ========    ========   ========    ========     ========

Total Investment    Based on net asset value per share             9.56%+++   11.41%      6.04%      15.20%       12.92%
Return:**                                                       ========    ========   ========    ========     ========

Ratios to Average   Expenses                                       1.40%*      1.39%      1.39%       1.37%        1.51%
Net Assets:                                                     ========    ========   ========    ========     ========
                    Investment income (loss)--net                   .89%*      (.11%)     (.12%)       .92%         .41%
                                                                ========    ========   ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                              $226,863    $254,472   $344,940    $398,310     $327,270
                                                                ========    ========   ========    ========     ========
                    Portfolio turnover                            59.02%      35.59%     54.50%      41.14%       44.64%
                                                                ========    ========   ========    ========     ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Global Holdings, Inc., May 31, 1999

FINANCIAL HIGHLIGHTS (concluded)
                                                                                       Class B++
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                                May 31,           For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                           1999        1998       1997         1996        1995
Per Share           Net asset value, beginning of period        $  13.95    $  14.31   $  14.40    $  13.38     $  12.50
Operating                                                       --------    --------   --------    --------     --------
Performance:        Investment loss--net                            (.01)       (.15)      (.17)       (.02)        (.08)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                               1.17        1.39        .84        1.79         1.47
                                                                --------    --------   --------    --------     --------
                    Total from investment operations                1.16        1.24        .67        1.77         1.39
                                                                --------    --------   --------    --------     --------
                    Less distributions from realized
                    gain on investments--net                       (2.21)      (1.60)      (.76)       (.75)        (.51)
                                                                --------    --------   --------    --------     --------
                    Net asset value, end of period              $  12.90    $  13.95   $  14.31    $  14.40     $  13.38
                                                                ========    ========   ========    ========     ========

Total Investment    Based on net asset value per share             9.03%+++   10.32%      4.98%      13.97%       11.78%
Return:***                                                      ========    ========   ========    ========     ========

Ratios to Average   Expenses                                       2.43%*      2.44%      2.42%       2.40%        2.55%
Net Assets:                                                     ========    ========   ========    ========     ========
                    Investment loss--net                           (.16%)*    (1.10%)    (1.11%)      (.11%)       (.63%)
                                                                ========    ========   ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                              $ 20,222    $ 24,148   $ 66,791    $ 44,311     $ 44,387
                                                                ========    ========   ========    ========     ========
                    Portfolio turnover                            59.02%      35.59%     54.50%      41.14%       44.64%
                                                                ========    ========   ========    ========     ========


                                                                                       Class C++
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                                May 31,           For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                           1999        1998       1997         1996        1995
Per Share           Net asset value, beginning of period        $  13.88    $  14.28   $  14.41    $  13.38     $  12.51
Operating                                                       --------    --------   --------    --------     --------
Performance:        Investment loss--net                            (.01)       (.16)      (.17)       (.01)        (.08)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                               1.16        1.39        .83        1.79         1.46
                                                                --------    --------   --------    --------     --------
                    Total from investment operations                1.15        1.23        .66        1.78         1.38
                                                                --------    --------   --------    --------     --------
                    Less dividends and distributions:
                      Investment income--net                          --          --         --**        --           --
                      In excess of investment income--net             --          --         --**        --           --
                      Realized gain on investments--net            (2.21)      (1.63)      (.79)       (.75)        (.51)
                                                                --------    --------   --------    --------     --------
                    Total dividends and distributions              (2.21)      (1.63)      (.79)       (.75)        (.51)
                                                                --------    --------   --------    --------     --------
                    Net asset value, end of period              $  12.82    $  13.88   $  14.28    $  14.41     $  13.38
                                                                ========    ========   ========    ========     ========

Total Investment    Based on net asset value per share             8.99%+++   10.21%      4.96%      14.05%       11.69%
Return:***                                                      ========    ========   ========    ========     ========

Ratios to Average   Expenses                                       2.44%*      2.46%      2.43%       2.41%        2.55%
Net Assets:                                                     ========    ========   ========    ========     ========
                      Investment loss--net                         (.15%)*    (1.08%)    (1.09%)      (.09%)       (.63%)
                                                                ========    ========   ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                              $  1,014    $  1,061   $  5,964    $    910     $    376
                                                                ========    ========   ========    ========     ========
                    Portfolio turnover                            59.02%      35.59%     54.50%      41.14%       44.64%
                                                                ========    ========   ========    ========     ========


                                                                                       Class D++
The following per share data and ratios have been derived     For the Six
from information provided in the financial statements.        Months Ended
                                                                May 31,           For the Year Ended November 30,
Increase (Decrease) in Net Asset Value:                           1999        1998       1997         1996        1995
Per Share           Net asset value, beginning of period        $  14.65    $  14.97   $  15.04    $  13.84     $  12.81
Operating                                                       --------    --------   --------    --------     --------
Performance:        Investment income (loss)--net                    .05        (.05)      (.06)        .09          .02
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                               1.22        1.46        .87        1.86         1.52
                                                                --------    --------   --------    --------     --------
                    Total from investment operations                1.27        1.41        .81        1.95         1.54
                                                                --------    --------   --------    --------     --------
                    Less dividends and distributions:
                      Investment income--net                          --          --       (.01)         --           --**
                      In excess of investment income--net             --          --       (.08)         --           --
                      Realized gain on investments--net            (2.21)      (1.73)      (.79)       (.75)        (.51)
                                                                --------    --------   --------    --------     --------
                    Total dividends and distributions              (2.21)      (1.73)      (.88)       (.75)        (.51)
                                                                --------    --------   --------    --------     --------
                    Net asset value, end of period              $  13.71    $  14.65   $  14.97    $  15.04     $  13.84
                                                                ========    ========   ========    ========     ========

Total Investment    Based on net asset value per share             9.39%+++   11.19%      5.80%      14.86%       12.73%
Return:***                                                      ========    ========   ========    ========     ========

Ratios to Average   Expenses                                       1.65%*      1.64%      1.64%       1.63%        1.76%
Net Assets:                                                     ========    ========   ========    ========     ========
                    Investment income (loss)--net                    67%*      (.38%)     (.39%)       .60%         .18%
                                                                ========    ========   ========    ========     ========

Supplemental        Net assets, end of period
Data:               (in thousands)                              $  8,273    $  7,882   $  8,486    $  4,688     $  3,459
                                                                ========    ========   ========    ========     ========
                    Portfolio turnover                            59.02%      35.59%     54.50%      41.14%       44.64%
                                                                ========    ========   ========    ========     ========


                   *Annualized.
                  **Amount is less than $.01 per share.
                 ***Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Global Holdings, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Holdings, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Company's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Company offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.

* Financial futures contracts--The Company may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                             Account      Distribution
                         Maintenance Fee      Fee

Class B                        0.25%         0.75%
Class C                        0.25%         0.75%
Class D                        0.25%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 1999, MLFD earned under-writing discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                MLFD      MLPF&S

Class A                         $120      $1,291
Class D                         $558      $5,274

For the six months ended May 31, 1999, MLPF&S received contingent deferred sales charges of $10,604 and $29 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $34,001 in commissions on the execution of portfolio security transactions for the Company for the six months ended May 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Company's transfer agent.


Merrill Lynch Global Holdings, Inc., May 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1999 were $144,726,628 and $184,167,922, respectively.

Net realized gains (losses) for the six months ended May 31, 1999, and net unrealized gains (losses) as of May 31, 1999 were as follows:

                                     Realized          Unrealized
                                 Gains (Losses)      Gains (Losses)

Long-term investments            $ 73,579,466         $ 29,110,302
Short-term investments                   (273)                  --
Foreign currency transactions          82,064              (29,871)
                                 ------------         ------------
Total                            $ 73,661,257         $ 29,080,431
                                 ============         ============

As of May 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $29,110,302, of which $41,874,143 related to appreciated securities and $12,763,841 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $226,150,536.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $14,787,303 and $134,289,599 for the six months ended May 31, 1999 and for the year ended November 30, 1998, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                           972,506  $  13,462,574
Shares issued to shareholders in
reinvestment of distributions       2,482,823     32,748,430
                                 ------------  -------------
Total issued                        3,455,329     46,211,004
Shares redeemed                    (4,315,129)   (59,561,536)
                                 ------------  -------------
Net decrease                         (859,800) $ (13,350,532)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                         3,466,422  $  49,455,030
Shares issued to shareholders in
reinvestment of distributions       2,864,459     36,521,854
                                 ------------  -------------
Total issued                        6,330,881     85,976,884
Shares redeemed                   (11,977,403)  (172,486,086)
                                 ------------  -------------
Net decrease                       (5,646,522) $ (86,509,202)
                                 ============  =============


Class B Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                           108,444  $   1,420,873
Shares issued to shareholders in
reinvestment of distributions         260,987      3,225,801
                                 ------------  -------------
Total issued                          369,431      4,646,674
Automatic conversion of shares        (86,609)    (1,148,634)
Shares redeemed                      (446,048)    (5,835,841)
                                 ------------  -------------
Net decrease                         (163,226) $  (2,337,801)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           552,814  $   7,259,632
Shares issued to shareholders in
reinvestment of distributions         528,258      6,439,464
                                 ------------  -------------
Total issued                        1,081,072     13,699,096
Automatic conversion of shares       (418,255)    (5,671,168)
Shares redeemed                    (3,598,708)   (50,212,204)
                                 ------------  -------------
Net decrease                       (2,935,891) $ (42,184,276)
                                 ============  =============


Class C Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                            11,112  $     142,945
Shares issued to shareholders in
reinvestment of distributions          12,475        153,325
                                 ------------  -------------
Total issued                           23,587        296,270
Shares redeemed                       (20,953)      (271,492)
                                 ------------  -------------
Net increase                            2,634  $      24,778
                                 ============  =============


Class C Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           227,450  $   3,067,011
Shares issued to shareholders in
reinvestment of distributions          50,102        608,239
                                 ------------  -------------
Total issued                          277,552      3,675,250
Shares redeemed                      (618,894)    (8,634,328)
                                 ------------  -------------
Net decrease                         (341,342) $  (4,959,078)
                                 ============  =============


Class D Shares for the Six Months                   Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                            61,650  $     853,119
Shares issued to shareholders in
reinvestment of distributions          76,851      1,006,749
Automatic conversion of shares         81,629      1,148,634
                                 ------------  -------------
Total issued                          220,130      3,008,502
Shares redeemed                      (155,017)    (2,132,250)
                                 ------------  -------------
Net increase                           65,113  $     876,252
                                 ============  =============


Class D Shares for the Year                         Dollar
Ended November 30, 1998               Shares        Amount

Shares sold                           177,031  $   2,437,960
Shares issued to shareholders in
reinvestment of distributions          72,194        917,589
Automatic conversion of shares        399,858      5,671,168
                                 ------------  -------------
Total issued                          649,083      9,026,717
Shares redeemed                      (677,661)    (9,663,760)
                                 ------------  -------------
Net decrease                          (28,578) $    (637,043)
                                 ============  =============



PORTFOLIO CHANGES


For the Quarter Ended May 31, 1999

Additions

Abbott Laboratories
Albertson's, Inc.
Amgen Inc.
Banco Santander Central Hispano, SA
Cable & Wireless Optus Limited
El Paso Energy Corporation
Enron Corp.
First Data Corporation
The Hartford Financial Services
  Group, Inc.
Morgan Stanley Dean Witter & Co.
TeleDanmark A/S 'B'
Unilever NV 'A'Baan Company, NV


Deletions

Embratel Participacoes SA (Preferred)
Hutchison Whampoa Limited
Royal Bank of Scotland Group PLC
STMicroelectronics NV (NY Registered
  Shares)
Tele Centro Oeste Celular Participacoes
  SA (Preferred)
Tele Centro Sul Participacoes SA
  (Preferred)
Tele Leste Celular Participacoes SA
  (Preferred)
Tele Nordeste Celular Participacoes SA
  (Preferred)
Tele Norte Celular Participacoes SA
  (Preferred)
Tele Sudeste Celular Participacoes SA
  (Preferred)
Telecomunicacoes Brasileiras SA--Telebras
  (Preferred)
Telesp Celular Participacoes SA (Preferred)
Telesp Participacoes SA (Preferred)